Note: Portions of this exhibit indicated by "[ * ]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company's confidential treatment request.


                           "AMENDMENT AGREEMENT NO.3"


This Amendment Agreement No. 3 to the FWA TASS, dated as of December 28, 2004 (the "Amendment Agreement No. 3"), is entered by and between Airspan Communications Limited ("Airspan") and Axtel, S.A. de C.V. ("Axtel")

WHEREAS, Axtel and Nortel Networks Limited ("NN Limited") and Nortel Networks de Mexico, S.A. de C.V. ("NN Mexico" and, collectively with NN Limited, "Nortel Networks") entered into a Purchase and License Agreement for FWA Equipment dated March 20, 2003, which was subsequently amended by Amendment No. 1 dated September 15, 2003 and by the Change Order dated December 5, 2003 (the "FWA PLA");

WHERAS, Nortel Networks and Axtel entered into a Technical Assistance Support Services Agreement for FWA Equipment dated March 20, 2003 (the "FWA TASS");

WHEREAS, Nortel Networks, Airspan and Axtel entered into an Assignment and Assumption Agreement dated December 23, 2003, by virtue of which Nortel Networks assigned all of its rights and obligations under the FWA PLA and the FWA TASS to Airspan (the "Assignment Agreement");

WHEREAS, Airspan and Axtel executed Amendment No.2 to the FWA PLA and the FWA TASS as of April 20, 2004.

WHEREAS, Airspan and Axtel (hereinafter referred to collectively as the "Parties" and individually as a "Party") have been in discussions regarding several topics under the FWA TASS, including prices and payment terms of the services, with the intent of setting forth their agreements on such topics in an amendment to the FWA TASS;

WHEREAS, the Parties, in light of the foregoing, wish to amend the FWA TASS in accordance with the terms contained herein.

NOW THEREFORE, in light of the foregoing and pursuant to mutual covenants and agreements of which the Parties acknowledge sufficient consideration, they hereby agree as follows:

1.        DEFINITIONS AND EFFECTIVENESS.

1.1 Capitalized terms not specifically defined in this Amendment Agreement No. 3 shall have the meaning ascribed to them in the FWA TASS, as the case may be.

1.2 The Parties hereby agree that this Amendment Agreement No. 3 shall become binding on each Party upon its execution.

2.        GENERAL AGREEMENTS AND AMENDMENTS.

2.1 Change to the Price of the TASS Services for the Fourth Quarter of 2004. The Parties hereby agree to modify the price of the TASS Services for the fourth quarter of 2004 set forth in the FWA TASS, which currently is for the total amount of [ * ] ([ * ] United States Dollars), to the new price of [ * ] Dollars ([ * ] United Sates Dollars).

2.2 Service Credit of [ * ]. Airspan, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees to reimburse Axtel the amount [ * ] ([ * ] United States Dollars) of payments made by Axtel in the first three quarters of 2004 for technical assistance and support services provided by Airspan to Axtel under the FWA TASS in such period of time.

          This reimbursement will be made through a pricing discount in the aggregate sum of [ * ] ([ * ] United States Dollars), which will be applied against the payment of the TASS Services to be performed by Airspan under the FWA TASS after the date of this Amendment Agreement No. 3 (the "Service Credit"). Axtel hereby accepts this Service Credit discount.

          Within (5) days of the date of this Amendment Agreement No. 3, Airspan shall deliver to Axtel the Service Credit note for the amount of [ * ] Dollars, such note to be dated no later than December 30, 2004.

2.3 Amendment of the Scope of Services under the FWA TASS. The Parties hereby agree to amend the scope of services under the FWA TASS, by replacing in its entirety Annex "B" ("Description of the Technical Assistance Support Services") of the FWA TASS, with a new annex. The terms and conditions of the new Annex "B" are set forth in the document attached as Exhibit "B" of this Amendment Agreement No. 3.

2.4 New Prices and Payment Terms for Services under the FWA TASS. The Parties hereby amend the FWA TASS, by modifying the price and payment terms of the Services set forth in the FWA TASS for the years 2005 and 2006, as follows:


          (i) For Year 2005. [ * ], for the Services to be provided by Airspan in year 2005, which shall be paid by Axtel as follows:

               o [ * ] for the first calendar quarter, on the last business day of such quarter;



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

               o [ * ] for the second calendar quarter, on the last business day of such quarter;

               o [ * ] for the third calendar quarter, on the last business day of such quarter;

               o [ * ] for the fourth calendar quarter, on the last business day of such quarter.

               o Axtel will issue an Irrevocable Purchase order for the 2005 TASS prior to 15th January 2005 with the payment terms detailed above.

               o Airspan shall deliver to Axtel the respective invoice of such quarter payment, at least thirty (30) days prior to such payment date (the last business day of such quarter).

          (ii) For Year 2006. [ * ], for the Services to be provided by Airspan in year 2006, which shall be paid by Axtel as follows:

               o [ * ] for the first calendar quarter, on the last business day of such quarter;

               o [ * ] for the second calendar quarter, on the last business day of such quarter;

               o [ * ] for the third calendar quarter, on the last business day of such quarter;

               o [ * ] for the fourth calendar quarter, on the last business day of such quarter.

               o Axtel will issue an Irrevocable Purchase order for the 2006 TASS prior to 15th January 2006 with the payment terms detailed above.

               o Airspan shall deliver to Axtel the respective invoice of such quarter payment, at least thirty (30) days prior to such payment date (the last business day of such quarter).

3.        CONTINUED EFFECT.

3.1 The Parties hereby agree that the present Amendment Agreement No. 3 constitutes an amendment of some of the provisions of the FWA TASS, and except as amended and modified herein, all of the other terms and conditions of the FWA TASS shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment Agreement No. 3 is signed as of the date first above written.


               AXTEL, S.A. DE C.V.               AIRSPAN COMMUNICATIONS LIMITED


          By:__________________________         By:__________________________
          Name: Alberto de Villasante Herbert   Name: Peter Aronstam
          Title: Legal Representative           Title: Senior Vice President


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